UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: April 9, 2026
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2026, Tenet Healthcare Corporation (the “Company”) and Paola Arbour entered into a Retirement Transition Agreement and General Release (the “Agreement”) that provides that Ms. Arbour will retire from her role as Executive Vice President and Chief Information Officer effective December 31, 2026, but will remain employed on a part-time basis in a non-executive role through April 1, 2028 to provide continuing transition services and support. Under the Agreement, Ms. Arbour will receive a weekly salary of $820 from the date her full-time employment ends through April 1, 2028. While Ms. Arbour will remain eligible to receive a bonus payment for 2026 under the Company's Annual Incentive Plan, she will not be eligible for any bonus payment for 2027. In addition, Ms. Arbour’s outstanding equity awards will continue to vest in accordance with their terms, she will remain eligible to participate in the Company's medical, dental and prescription benefits, and Ms. Arbour will continue to vest and receive service credit under the Company’s Executive Retirement Account through April 1, 2028. The Agreement includes a general release of claims in favor of the Company and also requires Ms. Arbour to provide a confirming release of claims on April 1, 2028.
The summary of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Retirement Transition Agreement and General Release dated April 9, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: April 10, 2026	By:	/s/ THOMAS ARNST
Thomas Arnst
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary